EXHIBIT 32.1

                            CORD BLOOD AMERICA, INC.

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the quarterly report of Cord Blood America, Inc. (the "Company") on Form 10-QSB for the period ending March 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Sandra D. Anderson, Chief Financial Officer (Principal Financial and Accounting Officer), of the Company certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:   August 16, 2006


                                             /s/ Sandra D. Anderson
                                             -----------------------------------
                                             Sandra D. Anderson
                                             Chief Financial Officer
                                             (Principal Financial and Accounting
                                             Officer)